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                                                                   EXHIBIT 23(a)

                    Report of Independent Public Accountants


As independent public accountants, we hereby consent to the incorporation by reference in this Form 10-K filed March 6, 1997 of our report dated February 24, 1997.


ARTHUR ANDERSEN LLP

Washington, DC
February 24, 1997